UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2009

Triad Guaranty Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22342	56-1838519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Stratford Road
Winston-Salem, North Carolina 27104
(Address of principal executive offices) (zip code)

(336) 723-1282
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a), (d)

On December 2, 2009, Triad Guaranty Inc. (the “Company”) received a letter from The NASDAQ Stock Market (“NASDAQ”) stating that as of December 1, 2009, the Company is no longer in compliance with NASDAQ Listing Rule 5450(a)(1), which requires the Company’s common stock to maintain a minimum bid price of $1.00 per share.  The NASDAQ letter confirmed (i) the Company’s noncompliance with Listing Rule 5450(a)(1) for the 30 consecutive business day period from October 20, 2009 to December 1, 2009, and (ii) the availability of a 180 calendar day grace period, or until June 1, 2010, for the Company to regain compliance with Listing Rule 5450(a)(1).  If at any time during this grace period the minimum bid price of the Company’s common stock closes at $1.00 per share or more for at least 10 consecutive business days, the Company will be deemed to have regained compliance with Listing Rule 5450(a)(1).

As previously announced on November 16, 2009, the Company is also not in compliance with NASDAQ Listing Rule 5450(b)(3)(C), which requires the Company to maintain a minimum market value of $15 million of its total outstanding shares of common stock (excluding shares held directly or indirectly by officers, directors or any beneficial owner of more than 10% of the Company’s total outstanding shares).  The grace period to regain compliance with Listing Rule 5450(b)(3)(C) expires on February 9, 2010.

Due in part to the Company’s belief that it will be unable to regain compliance with at least Listing Rule 5450(b)(3)(C) prior to the expiration of the grace period, the Company notified NASDAQ on December 7, 2009 of its intent to begin the process for delisting its common stock from NASDAQ.  The Company’s decision to voluntarily delist also was based on the Company’s (i) inability to transfer its listing to another NASDAQ tier; and (ii) desire to avoid the annual listing fee assessed by NASDAQ (typically on or about January 1 of each year) on companies that have securities listed on NASDAQ.

A copy of the press release announcing the receipt of the listing rule deficiency letter from NASDAQ and the Company’s intent to voluntarily delist its common stock from NASDAQ, dated December 7, 2009, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)

Exhibit Number                                                  Description

Exhibit 99.1	Press release dated December 7, 2009, disclosing the Company’s receipt of a listing rule deficiency letter from NASDAQ and the Company’s intent to voluntarily delist its common stock from NASDAQ.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triad Guaranty Inc.

December 7, 2009	/s/ Kenneth S. Dwyer
Kenneth S. Dwyer Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number                                                  Description

Exhibit 99.1	Press release dated December 7, 2009, disclosing the Company’s receipt of a listing rule deficiency letter from NASDAQ and the Company’s intent to voluntarily delist its common stock from NASDAQ.